                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): JANUARY 24, 1997


                      PHYSICIANS CLINICAL LABORATORY, INC.
             (Exact name of registrant as specified in its charter)


  DELAWARE                           0-20678                    68-0280528
(State or other                   (Commission                 (IRS Employer
jurisdiction of                   File Number)              Identification No.)
incorporation)


     2495 NATOMAS PARK DRIVE, SACRAMENTO, CALIFORNIA       95833
        (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code: (916) 648-3500


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)

ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

On January 2, 1997, the Registrant's Board of Directors voted to accept the proposal of the independent certified public accounting firm of Ernst & Young LLP to audit the consolidated financial statements of the Registrant for the year ending February 28, 1997. Accordingly, the engagement of Arthur Andersen LLP as the Registrant's independent auditors was discontinued effective January 17, 1997.

The reports of Arthur Andersen LLP on the Registrant's consolidated financial statements for the fiscal years ended February 29, 1996 and February 28, 1995 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles. However, the reports of Arthur Andersen LLP dated June 28, 1996 and July 31, 1995 on the Registrant's consolidated financial statements for the fiscal years ended February 29, 1996 and February 28, 1995 included an explanatory paragraph with respect to the Registrant's ability to continue as a going concern.

On several occasions during both the fiscal years ended February 29, 1996 and February 28, 1995, Arthur Andersen LLP disagreed with the Registrant's initial determination of the amounts of reserves to be provided for contractual allowances on the Registrant's financial statements for the applicable annual or quarterly period, and on each such occasion, Arthur Andersen LLP discussed such disagreement with the Registrant's Board of Directors (the "Board") and the Audit Committee thereof (the "Audit Committee"); however, on each such occasion, after discussions between personnel of the Registrant responsible for presentation of its financial statements and personnel of Arthur Andersen LLP responsible for rendering its report, the Registrant ultimately recorded additional reserves and the problem was resolved to the satisfaction of Arthur Andersen LLP. The Registrant has authorized Arthur Andersen LLP to respond fully to the inquiries of Ernst & Young LLP concerning the subject matter of any of such disagreements. Other than the foregoing, since March 1, 1994, the Registrant has not had any disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreement(s), if not resolved to the satisfaction of Arthur Andersen LLP, would have caused Arthur Andersen to make reference to the subject matter of the disagreement in connection with its reports on the financial statements of the Registrant.

In connection with Arthur Andersen LLP's report on the Registrant's consolidated financial statements for the fiscal year ended February 28, 1995, Arthur Andersen LLP issued a letter to the Registrant and to the Audit Committee giving notice of Arthur Andersen LLP's belief that the Registrant's internal controls over both the accounting for revenue and contractual allowances were inadequate, and that, in the opinion of Arthur Andersen LLP, such inadequacies were material weaknesses. Following the issuance of such letter, Arthur Andersen LLP informed the Audit Committee that these internal control weaknesses continued to exist. The Registrant has authorized Arthur Andersen LLP to respond fully to the inquiries of Ernst & Young LLP concerning the subject matter of such letter. Other than the foregoing, there were no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)) during the two fiscal years ended February 29, 1996 and February 28, 1995 and the subsequent interim period prior to January 17, 1997.

During the two fiscal years ended February 29, 1996 and February 28, 1995 and the subsequent interim period prior to January 17, 1997, neither the Registrant nor anyone on its behalf has consulted with Ernst & Young LLP regarding (i) either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report nor oral advice was provided to the Registrant that Ernst & Young LLP concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, or a reportable event (as defined in Regulation S-K
Item 304(a)(1)(v)).

The Registrant requested Arthur Andersen LLP to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Arthur Andersen LLP agrees with the above statements, which letter is attached as Exhibit 16.1.

Item 7.         Financial Statements and Exhibits.

                (c)     Exhibits.

                        16.1 Letter pursuant to Regulation S-K Item 304(a)(3) to the Securities and Exchange Commission from Arthur Andersen LLP, dated January 24, 1997.

                                   SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     PHYSICIANS CLINICAL LABORATORY, INC.


                                     By:  /s/ RICHARD M. BROOKS
                                        ---------------------------------
                                        Richard M. Brooks
                                        Senior Vice President and
                                          Chief Financial Officer


Dated: January 24, 1997

                                 EXHIBIT INDEX




Exhibit                                                                  Page
Number                                                                  Number
-------                                                                 ------

 16.1 Letter pursuant to Regulation S-K Item 304(a)(3) to the Securities and Exchange Commission from Arthur Andersen LLP, dated January 24, 1997.